                                                                    EXHIBIT 10.3


                   ASSIGNMENT OF TRADEMARK LICENSE AGREEMENT
                   -----------------------------------------

          THIS ASSIGNMENT is effective this 23rd day of January, 1998 ("Effective Date"), from BORDEN FOODS CORPORATION, a Delaware corporation ("Assignor") to EAGLE FAMILY FOODS, INC., a Delaware corporation ("Assignee").

          WHEREAS, Assignor is a party to the Trademark License Agreement dated as of September 4, 1997 between Assignor and Southern Foods Group, L.P. (the "License");

          WHEREAS, pursuant to Section 5.6(c) of the Asset Purchase Agreement dated as of November 24, 1997 among Assignor, Assignee and BFC Investments, L.P., an affiliate of Assignor ("Purchase Agreement"), Assignor has agreed to assign to Assignee all of its right, title and interest in and to the License;

          WHEREAS, Assignee wishes to acquire all of Assignor's right, title and interest in and to the License;

          NOW, THEREFORE, for good and valuable consideration (including that recited in the Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee, its successors and assigns forever, Assignor's entire right, title and interest in and to the License. Assignee shall assume Assignor's status as a party thereto, and in accordance with all of the provisions set forth therein. Assignee shall succeed to all of Assignor's rights, obligations and liabilities under the License as entirely as the same would have been held and enjoyed by Assignor had this Assignment not been made.

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed and delivered as of January 23, 1998.


                              BORDEN FOODS CORPORATION


                              By:  /s/ Nancy G. Brown
                                 --------------------------
                              Name:   Nancy G. Brown
                              Title:  Vice President



                              EAGLE FAMILY FOODS, INC.


                              By:  /s/ Jonathan F. Rich
                                 ----------------------------
                              Name:   Jonathan F. Rich
                              Title:  Vice President

                          TRADEMARK LICENSE AGREEMENT
                          ---------------------------

          AGREEMENT made this 4th day of September, 1997, by and between SOUTHERN FOODS GROUP, L.P., a Delaware limited partnership ("Licensor"), and
                                                             --------
BORDEN FOODS CORPORATION, a Delaware corporation ("Licensee").
                                                   --------

                             W I T N E S S E T H :

          WHEREAS, Licensor owns the MEADOW GOLD trademarks used in connection with sweetened condensed milk, and has obtained United States federal trademark registrations therefor; and

          WHEREAS, Licensee desires that Licensee and its permitted assignees and sublicensees be allowed to process, sell and distribute sweetened condensed milk under the MEADOW GOLD trademark and certain related designs of Licensor and seeks to have Licensor grant it the right to do so, all on the terms and conditions hereinafter set out.

          NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.1  The following terms shall have the meanings set forth
          -----------
below:

          "Initial Term" shall have the meaning set forth in Article IX, Section
           ------------
9.1.

          "Licensed Trademarks" shall mean (i) the trademarks listed and
           -------------------
described in Appendix A, attached hereto, including the United States federal trademark registrations and applications therefor and all common law rights in such trademarks and any trade dress or label designs associated with such trademarks, and (ii) any such other marks and trade dress or label designs as the parties may agree in writing to add to Appendix A during the Term.

          "Products" shall mean sweetened condensed milk and any other product
           --------
that the parties agree in the future shall bear a Licensed Trademark.

          "Renewal Period" shall have the meaning set forth in Article IX,
           --------------
Section 9.1.

          "Term" shall mean the Initial Term and any Renewal Period.
           ----

          "Territory" shall mean the United States.
           ---------

          "United States" shall mean only the 50 states comprising the United
           -------------
States of America, and the District of Columbia, excluding without limitation any U.S. possessions and territories.

                                   ARTICLE II

                                GRANT OF LICENSE
                                ----------------

          Section 2.1.  (a)  Subject to the terms and conditions herein,
          -----------
Licensor hereby grants to Licensee during the Initial Term of this Agreement and any Renewal Periods an exclusive license to use the Licensed Trademarks on or in connection with the Products in the Territory.

          (b) This license is being entered into in connection with the Stock Purchase and Merger Agreement dated as of May 22, 1997, among Mid-America Dairymen, Inc., Borden, Inc., BDH Two, Inc. and Borden/Meadow Gold Dairies Holdings, Inc. (the

"Acquisition Agreement"), and the consummation by Borden, Inc. and BDH Two,
 ---------------------
Inc., each of which is an affiliate of Licensee, will be treated as consideration for the license granted under Section 2.1(a). No other consideration shall be payable as consideration for the license granted hereunder.

          Section 2.2.  Subject to the terms and conditions herein, Licensee may
          -----------
use the Licensed Trademarks on Product containers, labels, packaging and shipping cases and on delivery vehicles and in any other way suitable to promote or advertise the Licensed Trademarks and the Products.

          Section 2.3.  Other than as expressly stated herein, Licensee shall
          -----------
have no other right to use or interest in the Licensed Trademarks.
Specifically, Licensee may not use any of the Licensed Trademarks in its trade name or as its business name or in connection with any products, goods or services of any kind or nature whatsoever, whether or not the same as or similar to the Products, other than the Products. Notwithstanding the foregoing, Licensee shall have the right to use any pre-existing materials bearing the Licensed Trademarks for a transitional phase-out period of 120 days, after which all use of such materials must cease. Nothing contained in this Article or any other provision of this Agreement shall restrict Licensor from the sale of other products different from the Products bearing the Licensed Trademarks anywhere in the world.

                                 ARTICLE III

                            OWNERSHIP OF TRADEMARKS
                            -----------------------

          Section 3.1.  Licensee acknowledges that Licensor is the sole owner of
          -----------
the Licensed Trademarks. Licensee shall not directly or indirectly question, attack, contest, or in any other manner impugn the validity or Licensor's ownership of the Licensed Trademarks, nor shall Licensee willingly become an adverse party to Licensor in litigation contesting the validity of Licensor's ownership and other rights in and to the Licensed Trademarks.

          Section 3.2.  Licensee shall be deemed a "related company" under the
          -----------
U.S. Lanham Act, such that any use of the Licensed Trademarks by Licensee, and any goodwill generated thereby, shall inure to the sole benefit of Licensor.

                                  ARTICLE IV

                                  FORM OF USE
                                  -----------

          Section 4.1.  Licensee hereby acknowledges and agrees that its use of
          -----------
the Licensed Trademarks shall be subject at all times during the Term to the reasonable control of Licensor in order for Licensor to maintain the consistent standard of quality associated with the Licensed Trademarks. Licensee will preserve the good appearance of the Licensed Trademarks wherever and whenever they are used and shall not use any Licensed Trademark in a manner which is likely to derogate from the integrity, distinctiveness, goodwill, value or strength of such Licensed Trademark.

          Section 4.2.  From time to time, Licensor may determine that a
          -----------
previously published use of the Licensed Trademarks by Licensee may threaten the value of the Licensed Trademarks, or is otherwise inconsistent with Licensor's quality standards. Upon written notice from Licensor, Licensee shall implement Licensor's directions regarding the proper use of the Licensed Trademarks as promptly as practicable using its best efforts and, in any event, within thirty
(30) days.

          Section 4.3.  Except as required by law, Licensee agrees not to use
          -----------
the Licensed Trademarks in connection or combination with any other third-party trademarks, names or logotypes, without Licensor's prior written approval, such approval not to be withheld unreasonably. Licensee shall at no time adopt or use any variation of the Licensed Trademarks or any word or marks confusingly similar thereto without Licensor's prior written approval.

          Section 4.4.  Licensee shall not take any action to cause an
          -----------
abandonment or forfeiture of any of Licensor's rights in the Licensed Trademarks and shall not take any action to cancel any registration in the Territory of any Licensed Trademark in the name of Licensor or to interfere with any renewal of any such registration. Licensee shall reasonably cooperate with and shall not oppose any application by or on behalf of Licensor to register or renew any registration of any Licensed Trademark in the Territory.

                                   ARTICLE V

                                QUALITY CONTROL
                                ---------------

          Section 5.1.  Licensee agrees that all Products bearing a Licensed
          -----------
Trademark pursuant to the Agreement shall be of a high standard and of such quality as to protect and enhance the Licensed Trademarks and the goodwill and value pertaining thereto and shall meet Licensee's quality standards. Licensee and its Manufacturing Agents (as defined in Section 5.5 below) shall manufacture, sell, distribute and promote the Products in accordance with all applicable federal, state and local laws.

          Section 5.2.  In order to assure that Licensee meets Licensor's
          -----------
quality standards and specifications, once each quarter of the Term and/or for good cause shown, Licensee shall submit comprehensive affidavits that meet with Licensor's reasonable approval from all of Licensee's quality control department managers responsible for the quality standards of the Products produced by that part of Licensee's or its Manufacturing Agents' business for which they are responsible, attesting under oath that Licensor's quality standards and Product specifications have been fully complied with during the prior quarter, also submitting representative Product samples, if any, and listing the number of customer complaints relating to Product quality during that quarter and a summary of the actions taken by Licensee in response to such complaints.

          Section 5.3.  Licensor also reserves the right periodically to conduct
          -----------
quality control inspections, upon reasonable notice and during normal business hours, at Licensee's plants to determine if the Licensee's standards for the Products and the processing thereof are being complied with.

          Section 5.4.  In the event that Licensor or its agents shall determine
          -----------
that any Products sold or distributed by Licensee and/or its Manufacturing Agents bearing or using Licensed Trademarks do not conform to Licensee's standards, and/or otherwise violate the provisions of this Article V, Licensee agrees, at its expense, to take such action as Licensor directs in writing, including, but not limited to, withdrawal and/or recall of such Products from the market and to refrain and cause its Manufacturing Agents to refrain from further sale and/or distribution of such Products under the Licensed Trademarks unless and until Licensee and/or its Manufacturing Agents have demonstrated to the reasonable satisfaction of Licensor that said Products conform to said standards and/or the provisions of the Article V, as the case may be.

          Section 5.5.  If Licensee enters into co-packing agreements with
          -----------
suppliers or any other arrangement with respect to the processing or packaging of final Products by any person who is not a subsidiary of Licensee, who will process or package final Products for the Licensee, for sale in the Territory ("Manufacturing Agents"), Licensee must submit such co-packing agreements in
----------------------
draft form to Licensor or an individual designated by Licensor ("Licensor's
                                                                 ----------
License Coordinator") for prior approval to ensure they include trademark
-------------------
protection and quality control provisions that safeguard the rights of both the Licensor and Licensee under this Agreement. Licensor agrees that such prior approval shall not be withheld or delayed unreasonably, and that Licensor shall respond promptly to any request for approval. If Licensor fails to respond to such request within thirty (30) days, Licensor's approval shall be deemed given.

          Section 5.6.  On a semi-annual basis, Licensee shall review with
          -----------
Licensor's License Coordinator and obtain prior approval for, all advertising, promotional and point-of-purchase materials published or distributed by Licensee in connection with Products bearing Licensed Trademarks. Licensor agrees that such prior approval shall not be withheld or delayed unreasonably, and that Licensor shall respond promptly to any request for approval. If Licensor fails to respond to such request within thirty (30) days, Licensor's approval shall be deemed given.

          Section 5.7.  If Licensee desires to adopt new cartons or packaging
          -----------
bearing the Licensed Trademarks, which package designs or trade dress are different from those presently used by Licensor, Licensee shall submit to Licensor's License Coordinator at least one (1) representative sample of each such new carton and packaging material and may not use any such materials in connection with the Licensed Trademarks without Licensor's prior written approval. Licensor agrees that such prior approval shall not be withheld or delayed unreasonably, and that Licensor shall respond promptly to any request for approval. If Licensor fails to respond to such request within thirty (30) days, Licensor's approval shall be deemed given.

                                 ARTICLE VI

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          Section 6.1.  Subject to the limitations of Section 6.2, Licensor
          -----------
represents that it is the owner of or has the exclusive right to license the Licensed Trademarks and is not aware of any other party with ownership rights in the Territory in any of the Licensed Trademarks.

          Section 6.2.  Licensor represents that during the Term, it will not
          -----------
license any other party to use the Licensed Trademarks on the Products in the Territory and will not itself sell Products identified by the Licensed Trademarks in the Territory. Nothing herein shall restrict Licensor's right or ability to sell (or license others to sell) goods or services other than the Products identified by the Licensed Trademarks or similar marks anywhere in the world.

          Section 6.3  Licensor shall take all steps necessary to insure the
          -----------
continued registration of, including, but not limited to, filing all timely renewals of registrations for the Licensed Trademarks.

          Section 6.4.  Licensee shall cooperate with Licensor in the protection
          -----------
of the Licensed Trademarks and in connection therewith shall:

          (a) promptly inform Licensor of any third-party use of any Licensed Trademarks or any infringement or encroachment upon or any misuse whatsoever of any Licensed Trademarks which comes to Licensee's attention; and

          (b) promptly inform Licensor of any claim against Licensee that the use of any Licensed Trademark infringes the rights of others or of the institution of any proceeding against Licensee predicated upon any such claimed infringement.

          Section 6.5.  Without limiting the effect of Section 3.1 hereof,
          -----------
Licensor and Licensee shall both have the right to take action in respect of any Products bearing the Licensed Trademarks for any alleged infringements of, or other impairments to, such Products. The party taking any such action shall bear all expenses, have complete control over, and recover all proceeds, settlements and damages with respect to the action. Notwithstanding the foregoing sentence, the other party retains the right to join such action and share evenly all expenses, control, proceeds, settlements and damages with respect thereto, if such other party joins such action within a reasonable time period following its commencement.

                                  ARTICLE VII

                         INDEMNIFICATION AND INSURANCE
                         -----------------------------

          Section 7.1.  Licensor will hold Licensee harmless from and against
          -----------
all suits, claims or actions by third parties against Licensee alleging trademark infringement arising from Licensee's authorized use of any of the Licensed Trademarks; provided that Licensee gives Licensor prompt written notice
                     --------
of such suit, claim or action and cooperates fully with Licensor in defending the same.

          Section 7.2.  Licensee hereby indemnifies and undertakes to defend and
          -----------
hold Licensor harmless from and against
any and all claims, suits, losses, damages, fines, penalties, and/or expenses, including, but not limited to, attorneys' fees, arising out of or based upon:

          (a) Licensee's or its Manufacturing Agents' processing, distribution or sale of Products bearing a Licensed Trademark; or

          (b) any breach by Licensee or its Manufacturing Agents of their obligations hereunder; or

          (c) any proceeding brought by any person, governmental agency or consumer group in connection with the Products processed, sold or distributed by Licensee or its Manufacturing Agents bearing or using a Licensed Trademark; or

          (d) any violations of any applicable law or regulation or civil claims relating to the manufacture, processing, sale, distribution, promotion or advertising of Products bearing or using a Licensed Trademark unless attributable to Licensor's breach of its obligations under this Agreement. Licensor may participate in the defense of any such litigation.

          Section 7.3.  Licensee shall be solely responsible for the acts and
          -----------
omissions of those with whom it or its Manufacturing Agents contract for any aspect of the processing, distribution or sale of Products bearing or using a Licensed Trademark.

          Section 7.4.  In order to assure its ability to discharge its
          -----------
obligations to Licensor, Licensee agrees that it will maintain throughout the Term at its expense, comprehensive general liability insurance, including product liability insurance and contractual liability coverage specifically endorsed to cover the indemnity provisions in this Agreement, from a carrier satisfactory to Licensor, in a minimum amount of Five Million Dollars ($5,000,000) combined single limit for each single occurrence, for bodily injury and property damage, which shall designate Licensor as an additional insured therein. The policy shall provide for thirty (30) days prior written notice to Licensor from the insurer in the event of any material modification, cancellation or termination. Licensee shall deliver certificates of such insurance coverage to Licensor prior to the sale and/or distribution of any Products bearing a Licensed Trademark.

                                  ARTICLE VIII

                                  RELATIONSHIP
                                  ------------

          Section 8.1.  The relationship between Licensor and the Licensee is
          -----------
that of licensor and licensee; the Licensee, its contractors, agents and employees shall under no circumstances be deemed agents, franchisees, representatives, employees or partners of Licensor.

                                   ARTICLE IX

                              TERM AND TERMINATION
                              --------------------

          Section 9.1.  Subject to the provisions of Sections 9.2 and 9.3
          -----------
hereof, the term of this Agreement shall be a period of five (5) years from the date hereof (the "Initial Term") and for continuous subsequent five (5) year
                  ------------
terms (the "Renewal Period(s)").
            -----------------

          Section 9.2.  Licensee may cancel this Agreement upon no less than one
          -----------
(1) year's written notice delivered to Licensor prior to the end of the Initial Term or the then-effective Renewal Period,

provided that, if Licensee does not give the required notice of termination, the
--------
Agreement shall be automatically renewed for a subsequent Renewal Period.

          Section 9.3.  Licensor shall have the right to cancel and terminate
          -----------
this Agreement immediately by written notice to Licensee upon the occurrence of any one (1) or more of the following events:

          (a) Licensee fails to deliver to Licensor or to maintain in full force and effect the insurance referred to in Section 7.4; or

          (b) Except as provided in 9.3(c), Licensee or its Manufacturing Agents fail to commence and diligently pursue the cure of any breach by them of a material provision of this Agreement within ten (10) days of receipt of Licensor's written notice of such breach or to effect such cure within twenty
(20) days of receipt of such written notice; or

          (c)  The failure or refusal of Licensee or its Manufacturing Agents:

               (i) to, within ten (10) days of receipt of Licensor's reasonable written instructions issued regarding the quality standards of the Licensed Trademarks and Products, respond to such instructions and commence a diligent attempt at cure, or to effect such cure within twenty
     (20) days of receipt of such instructions; or

               (ii)   to perform, or comply with, any provision contained in
     Article V which failure results in the
     production for sale of Products that are unsafe or unfit for human consumption; or

          (d) The insolvency of Licensee; an assignment by Licensee for the benefit of creditors; the failure of Licensee to obtain the dismissal of any involuntary bankruptcy or reorganization petition filed against it within sixty
(60) days from the date of such filing; the failure of Licensee to vacate the appointment of a receiver for all or any part of its business within sixty (60) days from the date of such appointment; or the dissolution of Licensee; or

          (e) An involuntary recall of Products bearing the Licensed Trademarks for reasons directly or indirectly related to the safety of such Products and attributable to the negligence or intentional wrongdoing of Licensee or its Manufacturing Agents; provided that Licensor determines in its reasonable
                      --------
judgment that such event has had or is reasonably likely to have a material adverse effect on the integrity, goodwill, value or strength of any of the Licensed Trademarks; provided, further, that Licensor may terminate this license
                     --------  -------
under this Section 9.3(e) without regard to the immediately preceding proviso upon or after the third occurrence within any 12-month period of an event referred to in this Section 9.3(e).

          Section 9.4.  In the event that this Agreement is terminated or
          -----------
expires, Licensee shall, and shall cause its Manufacturing Agents to, immediately cease all use of the Licensed Trademarks, provided that Licensee may
                                                      --------
dispose of inventory on hand of Products in the ordinary course of business, which shall be no longer than 120 days, if Licensee complies with its obligations under this Agreement. Upon the request of Licensor, Licensee will immediately remove or obliterate any Licensed Trademark from all signs, billboards, vehicles and from each and every other place and medium in which they appear and destroy or surrender to Licensor all other materials of whatever nature which bear or refer in any way to the Licensed Trademarks.

          Section 9.5.  Licensee hereby acknowledges and agrees that in the
          -----------
event it breaches or otherwise defaults under Articles IV, V or X of this Agreement, Licensor shall suffer immediate and irreparable harm for which there is not an adequate remedy at law. Licensee agrees that Licensor shall be entitled to equitable relief by way of injunction, in addition to any other remedy available at law or in equity.

                                   ARTICLE X

                          ASSIGNMENTS AND SUBLICENSES
                          ---------------------------

          Section 10.1.  This Agreement shall not be assigned by Licensee, in
          ------------
whole or in part, without the prior written consent of Licensor, provided that
                                                                 --------
Licensee may assign this Agreement or any part hereof without Licensor's consent to any person or group of affiliated persons that acquire all or a significant portion of the sweetened condensed milk business of Licensee and its affiliates on the date hereof. From and after any permitted assignment pursuant to this
Section 10.1, the assignee shall be deemed to be a Licensee for all purposes hereof.

          Section 10.2.  The license granted under Article II, Section 2.1(a) of
          ------------
this Agreement shall not be sublicensed by

Licensee, in whole or in part, without the prior written consent of Licensor, which consent shall not be unreasonably withheld. In no event shall any sublicense under this section relieve Licensee of any of its obligations under this Agreement.

                                   ARTICLE XI

                                     NOTICE
                                     ------

          All notices pursuant to this Agreement shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, as follows:

If to Licensor:               Pat Ford
                              Southern Foods Group, L.P.
                              3114 South Haskell
                              Dallas, TX  75223


With copies thereof to:       Anthony R. Ward, President and
                              Chief Executive Officer
                              Borden/Meadow Gold Dairies, Inc.
                              1104 E. Country Hills Drive
                              Suite 400
                              Ogden, Utah  84403

                              and

                              Ronald P. Moran, Esq.
                              General Counsel
                              Borden/Meadow Gold Dairies, Inc.
                              1104 E. Country Hills Drive
                              Suite 400
                              Ogden, Utah 84403

If to Licensee:               Nancy Brown, Esq.
                              General Counsel
                              Borden Foods Corporation
                              180 East Broad Street
                              Columbus, Ohio  43215

With a copy thereof to:       William F. Stoll, General Counsel
                              Borden, Inc.
                              180 East Broad Street
                              Columbus, Ohio  43215

Any notice delivered personally shall be deemed to have been given on the date it is so delivered, and any notice delivered by registered or certified mail shall be deemed to have been given on the date it is received. Either party by notice in writing delivered or mailed to the other may change the name or address or both to which future notices to such party shall be delivered.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

          Section 12.1.  This Agreement and each of the appendices and exhibits
          ------------
thereto constitute the entire understanding of the parties with respect to the subject matter hereof, and supersede and merge all prior agreements and discussions between the parties relating hereto. No changes in the terms of this Agreement shall be valid, except when and if reduced to writing and signed by both Licensee and Licensor.

          Section 12.2.  All rights and remedies which Licensor or Licensee may
          ------------
have hereunder or by operation of law are cumulative, and the pursuit of one right or remedy shall not be deemed an election to waive or renounce any other right or remedy. Licensor or Licensee's failure to enforce any provision hereof on any occasion shall not be deemed to waive any other breach of any provision hereof. Any waiver of any provision of this Agreement must be in writing and executed by the waiving party. No waiver of any breach or default under this Agreement shall waive any other breach or default.

          Section 12.3.  The parties agree that each provision of this Agreement
          ------------
shall be construed as separable and divisible from every other provision. Enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. If any term or provision of this Agreement (or the application thereof to any party or set of circumstances) shall be held invalid or unenforceable in any jurisdiction and to any extent, it shall be ineffective only to the extent of such invalidity or unenforceability and shall not invalidate or render unenforceable any other terms or provisions of this Agreement (or such applicability thereof).

          Section 12.4.  Licensee and Licensor agree to execute such further
          ------------
documentation and perform such further actions as may be reasonably requested by the other party hereto to evidence and effectuate further the purposes and intents set forth in this Agreement.

          Section 12.5.  All representations, warranties and indemnities
          ------------
contained in this Agreement shall survive any independent investigation made by the benefiting party and the suspension, expiration or termination of this Agreement.

          Section 12.6.  This Agreement, irrespective of place of execution or
          ------------
performance, shall be construed and enforced in accordance with the laws of the State of Delaware applicable to contracts executed and wholly performed therein. Any and all actions or proceedings concerning this Agreement shall, if brought by any party hereto, be instituted and resolved in the courts of the State of Delaware or any federal court sitting in the State of Delaware. Each party hereby consents to jurisdiction and service of process in such locale.

          Section 12.7.  Article and section headings and captions are for
          ------------
convenience only and shall not be used in the construction or interpretation of this Agreement or any terms herein.

          Section 12.8.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which taken together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        BORDEN FOODS CORPORATION


                                        By: /s/ Borden Foods Corporation


                                        SOUTHERN FOODS GROUP, L.P.
                                        by SFG Management Limited Liability
                                        Company, its General Partner


                                        By: /s/ Southern Foods Group, L.P.

                        Appendix A - Licensed Trademarks
                        --------------------------------


UNITED STATES TRADEMARK                                     U.S. REG. NO.
-----------------------                                     -------------

MEADOW GOLD (stylized letters)                                    582,470
Shield Design                                                     644,259
Milkwagon Design                                                1,412,503